Item 24.(b)
                                                              Other Exhibits (a)




                                POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, John B. Hammalian, Jeff Prusnofsky, Robert R. Mullery, Janette E. Farragher, and Mark Kornfeld, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of General Municipal Bond Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Clifford L. Alexander                                         March 16, 2000
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Clifford L. Alexander


/s/ Peggy C. Davis                                                March 16, 2000
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Peggy C. Davis


/s/ Joseph S. DiMartino                                           March 16, 2000
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Joseph S. DiMartino


/s/ Ernest Kafka                                                  March 16, 2000
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Ernest Kafka


/s/ Nathan Leventhal                                              March 16, 2000
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Nathan Leventhal


                               POWER OF ATTORNEY

      The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven
F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, Mark Kornfeld, and John B. Hammalian, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of General Municipal Bond Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



      /s/ Stephen E. Canter                                 March 22, 2000
      Stephen E. Canter
      President


      /s/ Joseph W. Connolly                                March 22, 2000
      Joseph W. Connolly
      Vice President and Treasurer